UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  March 22, 2016

INNOVUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52991	90-0814124
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9171 Towne Centre Drive, Suite 440, San Diego, CA 92122
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 964-5123

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

On March 22, 2016, the Company issued a press release announcing Dr. Bassam Damaj, Innovus Pharmaceuticals, Inc.’s President and Chief Executive Officer’s interview with CEOLive.  The press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Press Release, issued March 22, 2016 by Innovus Pharmaceuticals, Inc.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 22, 2016	INNOVUS PHARMACEUTICALS, INC. By: /s/ BASSAM DAMAJ
Bassam Damaj
President and Chief Executive Officer